K&L | GATES	Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street NW Washington, DC 20006-1600

	T 202.778.9000	www.klgates.com

March 25, 2008

BNY Mellon Funds Trust

200 Park Avenue

New York, NY 10166

Ladies and Gentlemen:

We have acted as counsel to BNY Mellon Funds Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the “Trust”), in connection with the filing with the Securities and Exchange Commission (the “SEC”) of the Trust’s registration statement on Form N-14 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “1933 Act”), registering the shares of beneficial interest, par value $0.001 per share (the “Shares”), of the Trust to be issued pursuant to an Agreement and Plan of Reorganization (the “Agreement”) to be entered into by the Trust, on behalf of its BNY Mellon Intermediate U.S. Government Fund series (the “Acquiring Fund”), and BNY Hamilton Funds, Inc., on behalf of its BNY Hamilton Intermediate Government Fund series (the “Acquired Fund”). The Agreement will provide for the transfer of the Acquired Fund’s assets to, and the assumption of the Acquired Fund’s liabilities by, the Acquiring Fund in exchange solely for a number of Shares (including fractional shares) determined in the manner specified in the Agreement, such Shares to be distributed to the Acquired Fund’s stockholders upon the subsequent liquidation of the Acquired Fund.

You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement. For purposes of rendering that opinion, we have examined the Registration Statement, including the form of the Agreement filed as part thereof, the Agreement and Declaration of Trust, as amended, and By-Laws of the Trust, and the resolutions adopted by the Trustees of the Trust that provide for the issuance of the Shares, and we have made such other investigation as we have deemed appropriate. We have examined and relied upon certificates of public officials and, as to certain matters of fact that are material to our opinions, we have also relied on a certificate of an officer of the Trust. In rendering our opinion, we also have made the assumptions that are customary in opinion letters of this kind. We have not verified any of those assumptions.

Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the Commonwealth of Massachusetts that, in our experience, generally are applicable to the issuance of shares by entities such as the Trust. We express no opinion with respect to any other laws.

Based upon and subject to the foregoing, we are of the opinion that:

1.         The Shares to be issued pursuant to the Registration Statement have been duly authorized for issuance by the Trust; and

2.         When issued and paid for upon the terms provided in the Agreement, the Shares to be issued pursuant to the Registration Statement will be validly issued, fully paid and nonassessable. In this regard, however, we note that the Trust is an entity of the type commonly known as a “Massachusetts business trust” and, under certain circumstances, shareholders of a Massachusetts business trust could be held personally liable for the obligations of the trust.

This opinion is rendered solely in connection with the filing of the Registration Statement. We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement and to the reference to this firm in the Registration Statement. In giving our consent we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ Kirkpatrick & Lockhart Preston Gates Ellis LLP

K&L | GATES	Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street NW Washington, DC 20006-1600

	T 202.778.9000	www.klgates.com

March 25, 2008

BNY Mellon Funds Trust

200 Park Avenue

New York, NY 10166

Ladies and Gentlemen:

We have acted as counsel to BNY Mellon Funds Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the “Trust”), in connection with the filing with the Securities and Exchange Commission (the “SEC”) of the Trust’s registration statement on Form N-14 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “1933 Act”), registering the shares of beneficial interest, par value $0.001 per share (the “Shares”), of the Trust to be issued pursuant to an Agreement and Plan of Reorganization (the “Agreement”) to be entered into by the Trust, on behalf of its BNY Mellon New York Intermediate Tax-Exempt Bond Fund series (the “Acquiring Fund”), and BNY Hamilton Funds, Inc., on behalf of its BNY Hamilton Intermediate New York Tax-Exempt Fund series (the “Acquired Fund”). The Agreement will provide for the transfer of the Acquired Fund’s assets to, and the assumption of the Acquired Fund’s liabilities by, the Acquiring Fund in exchange solely for a number of Shares (including fractional shares) determined in the manner specified in the Agreement, such Shares to be distributed to the Acquired Fund’s stockholders upon the subsequent liquidation of the Acquired Fund.

You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement. For purposes of rendering that opinion, we have examined the Registration Statement, including the form of the Agreement filed as part thereof, the Agreement and Declaration of Trust, as amended, and By-Laws of the Trust, and the resolutions adopted by the Trustees of the Trust that provide for the issuance of the Shares, and we have made such other investigation as we have deemed appropriate. We have examined and relied upon certificates of public officials and, as to certain matters of fact that are material to our opinions, we have also relied on a certificate of an officer of the Trust. In rendering our opinion, we also have made the assumptions that are customary in opinion letters of this kind. We have not verified any of those assumptions.

Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the Commonwealth of Massachusetts that, in our experience, generally are applicable to the issuance of shares by entities such as the Trust. We express no opinion with respect to any other laws.

Based upon and subject to the foregoing, we are of the opinion that:

1.         The Shares to be issued pursuant to the Registration Statement have been duly authorized for issuance by the Trust; and

2.         When issued and paid for upon the terms provided in the Agreement, the Shares to be issued pursuant to the Registration Statement will be validly issued, fully paid and nonassessable. In this regard, however, we note that the Trust is an entity of the type commonly known as a “Massachusetts business trust” and, under certain circumstances, shareholders of a Massachusetts business trust could be held personally liable for the obligations of the trust.

This opinion is rendered solely in connection with the filing of the Registration Statement. We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement and to the reference to this firm in the Registration Statement. In giving our consent we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ Kirkpatrick & Lockhart Preston Gates Ellis LLP

K&L | GATES	Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street NW Washington, DC 20006-1600

	T 202.778.9000	www.klgates.com

March 25, 2008

BNY Mellon Funds Trust

200 Park Avenue

New York, NY 10166

Ladies and Gentlemen:

We have acted as counsel to BNY Mellon Funds Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the “Trust”), in connection with the filing with the Securities and Exchange Commission (the “SEC”) of the Trust’s registration statement on Form N-14 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “1933 Act”), registering the shares of beneficial interest, par value $0.001 per share (the “Shares”), of the Trust to be issued pursuant to an Agreement and Plan of Reorganization (the “Agreement”) to be entered into by the Trust, on behalf of its BNY Mellon International Appreciation Fund series (the “Acquiring Fund”), and BNY Hamilton Funds, Inc., on behalf of its BNY Hamilton International Equity Fund series (the “Acquired Fund”). The Agreement will provide for the transfer of the Acquired Fund’s assets to, and the assumption of the Acquired Fund’s liabilities by, the Acquiring Fund in exchange solely for a number of Shares (including fractional shares) determined in the manner specified in the Agreement, such Shares to be distributed to the Acquired Fund’s stockholders upon the subsequent liquidation of the Acquired Fund.

You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement. For purposes of rendering that opinion, we have examined the Registration Statement, including the form of the Agreement filed as part thereof, the Agreement and Declaration of Trust, as amended, and By-Laws of the Trust, and the resolutions adopted by the Trustees of the Trust that provide for the issuance of the Shares, and we have made such other investigation as we have deemed appropriate. We have examined and relied upon certificates of public officials and, as to certain matters of fact that are material to our opinions, we have also relied on a certificate of an officer of the Trust. In rendering our opinion, we also have made the assumptions that are customary in opinion letters of this kind. We have not verified any of those assumptions.

Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the Commonwealth of Massachusetts that, in our experience, generally are applicable to the issuance of shares by entities such as the Trust. We express no opinion with respect to any other laws.

Based upon and subject to the foregoing, we are of the opinion that:

1.         The Shares to be issued pursuant to the Registration Statement have been duly authorized for issuance by the Trust; and

2.         When issued and paid for upon the terms provided in the Agreement, the Shares to be issued pursuant to the Registration Statement will be validly issued, fully paid and nonassessable. In this regard, however, we note that the Trust is an entity of the type commonly known as a “Massachusetts business trust” and, under certain circumstances, shareholders of a Massachusetts business trust could be held personally liable for the obligations of the trust.

This opinion is rendered solely in connection with the filing of the Registration Statement. We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement and to the reference to this firm in the Registration Statement. In giving our consent we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ Kirkpatrick & Lockhart Preston Gates Ellis LLP

K&L | GATES	Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street NW Washington, DC 20006-1600

	T 202.778.9000	www.klgates.com

March 25, 2008

BNY Mellon Funds Trust

200 Park Avenue

New York, NY 10166

Ladies and Gentlemen:

We have acted as counsel to BNY Mellon Funds Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the “Trust”), in connection with the filing with the Securities and Exchange Commission (the “SEC”) of the Trust’s registration statement on Form N-14 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “1933 Act”), registering the shares of beneficial interest, par value $0.001 per share (the “Shares”), of the Trust to be issued pursuant to an Agreement and Plan of Reorganization (the “Agreement”) to be entered into by the Trust, on behalf of its Mellon Bond Fund series (the “Acquiring Fund”), and BNY Hamilton Funds, Inc., on behalf of its BNY Hamilton Core Bond Fund series (the “Acquired Fund”). The Agreement will provide for the transfer of the Acquired Fund’s assets to, and the assumption of the Acquired Fund’s liabilities by, the Acquiring Fund in exchange solely for a number of Shares (including fractional shares) determined in the manner specified in the Agreement, such Shares to be distributed to the Acquired Fund’s stockholders upon the subsequent liquidation of the Acquired Fund.

You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement. For purposes of rendering that opinion, we have examined the Registration Statement, including the form of the Agreement filed as part thereof, the Agreement and Declaration of Trust, as amended, and By-Laws of the Trust, and the resolutions adopted by the Trustees of the Trust that provide for the issuance of the Shares, and we have made such other investigation as we have deemed appropriate. We have examined and relied upon certificates of public officials and, as to certain matters of fact that are material to our opinions, we have also relied on a certificate of an officer of the Trust. In rendering our opinion, we also have made the assumptions that are customary in opinion letters of this kind. We have not verified any of those assumptions.

Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the Commonwealth of Massachusetts that, in our experience, generally are applicable to the issuance of shares by entities such as the Trust. We express no opinion with respect to any other laws.

Based upon and subject to the foregoing, we are of the opinion that:

1.         The Shares to be issued pursuant to the Registration Statement have been duly authorized for issuance by the Trust; and

2.         When issued and paid for upon the terms provided in the Agreement, the Shares to be issued pursuant to the Registration Statement will be validly issued, fully paid and nonassessable. In this regard, however, we note that the Trust is an entity of the type commonly known as a “Massachusetts business trust” and, under certain circumstances, shareholders of a Massachusetts business trust could be held personally liable for the obligations of the trust.

This opinion is rendered solely in connection with the filing of the Registration Statement. We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement and to the reference to this firm in the Registration Statement. In giving our consent we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ Kirkpatrick & Lockhart Preston Gates Ellis LLP

K&L | GATES	Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street NW Washington, DC 20006-1600

	T 202.778.9000	www.klgates.com

March 25, 2008

BNY Mellon Funds Trust

200 Park Avenue

New York, NY 10166

Ladies and Gentlemen:

We have acted as counsel to BNY Mellon Funds Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the “Trust”), in connection with the filing with the Securities and Exchange Commission (the “SEC”) of the Trust’s registration statement on Form N-14 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “1933 Act”), registering the shares of beneficial interest, par value $0.001 per share (the “Shares”), of the Trust to be issued pursuant to an Agreement and Plan of Reorganization (the “Agreement”) to be entered into by the Trust, on behalf of its Mellon National Intermediate Municipal Bond Fund series (the “Acquiring Fund”), and BNY Hamilton Funds, Inc., on behalf of its BNY Hamilton Intermediate Tax-Exempt Fund series (the “Acquired Fund”). The Agreement will provide for the transfer of the Acquired Fund’s assets to, and the assumption of the Acquired Fund’s liabilities by, the Acquiring Fund in exchange solely for a number of Shares (including fractional shares) determined in the manner specified in the Agreement, such Shares to be distributed to the Acquired Fund’s stockholders upon the subsequent liquidation of the Acquired Fund.

You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement. For purposes of rendering that opinion, we have examined the Registration Statement, including the form of the Agreement filed as part thereof, the Agreement and Declaration of Trust, as amended, and By-Laws of the Trust, and the resolutions adopted by the Trustees of the Trust that provide for the issuance of the Shares, and we have made such other investigation as we have deemed appropriate. We have examined and relied upon certificates of public officials and, as to certain matters of fact that are material to our opinions, we have also relied on a certificate of an officer of the Trust. In rendering our opinion, we also have made the assumptions that are customary in opinion letters of this kind. We have not verified any of those assumptions.

Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the Commonwealth of Massachusetts that, in our experience, generally are applicable to the issuance of shares by entities such as the Trust. We express no opinion with respect to any other laws.

Based upon and subject to the foregoing, we are of the opinion that:

1.         The Shares to be issued pursuant to the Registration Statement have been duly authorized for issuance by the Trust; and

2.         When issued and paid for upon the terms provided in the Agreement, the Shares to be issued pursuant to the Registration Statement will be validly issued, fully paid and nonassessable. In this regard, however, we note that the Trust is an entity of the type commonly known as a “Massachusetts business trust” and, under certain circumstances, shareholders of a Massachusetts business trust could be held personally liable for the obligations of the trust.

This opinion is rendered solely in connection with the filing of the Registration Statement. We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement and to the reference to this firm in the Registration Statement. In giving our consent we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ Kirkpatrick & Lockhart Preston Gates Ellis LLP

K&L | GATES	Kirkpatrick & Lockhart Preston Gates Ellis LLP 1601 K Street NW Washington, DC 20006-1600

	T 202.778.9000	www.klgates.com

March 25, 2008

BNY Mellon Funds Trust

200 Park Avenue

New York, NY 10166

Ladies and Gentlemen:

We have acted as counsel to BNY Mellon Funds Trust, a business trust formed under the laws of the Commonwealth of Massachusetts (the “Trust”), in connection with the filing with the Securities and Exchange Commission (the “SEC”) of the Trust’s registration statement on Form N-14 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “1933 Act”), registering the shares of beneficial interest, par value $0.001 per share (the “Shares”), of the Trust to be issued pursuant to separate Agreements and Plans of Reorganization (each, an “Agreement”) to be entered into by the Trust, on behalf of its Mellon Small Cap Stock Fund series (the “Acquiring Fund”), and BNY Hamilton Funds, Inc., on behalf of its BNY Hamilton Small Cap Growth Fund and BNY Hamilton Small Cap Core Equity Fund series (each, an “Acquired Fund”). Each Agreement will provide for the transfer of an Acquired Fund’s assets to, and the assumption of the Acquired Fund’s liabilities by, the Acquiring Fund in exchange solely for a number of Shares (including fractional shares) determined in the manner specified in the Agreement, such Shares to be distributed to the Acquired Fund’s stockholders upon the subsequent liquidation of the Acquired Fund.

You have requested our opinion as to the matters set forth below in connection with the filing of the Registration Statement. For purposes of rendering that opinion, we have examined the Registration Statement, including the form of the Agreement filed as part thereof, the Agreement and Declaration of Trust, as amended, and By-Laws of the Trust, and the resolutions adopted by the Trustees of the Trust that provide for the issuance of the Shares, and we have made such other investigation as we have deemed appropriate. We have examined and relied upon certificates of public officials and, as to certain matters of fact that are material to our opinions, we have also relied on a certificate of an officer of the Trust. In rendering our opinion, we also have made the assumptions that are customary in opinion letters of this kind. We have not verified any of those assumptions.

Our opinion, as set forth herein, is based on the facts in existence and the laws in effect on the date hereof and is limited to the federal laws of the United States of America and the laws of the Commonwealth of Massachusetts that, in our experience, generally are applicable to the issuance of shares by entities such as the Trust. We express no opinion with respect to any other laws.

Based upon and subject to the foregoing, we are of the opinion that:

1.         The Shares to be issued pursuant to the Registration Statement have been duly authorized for issuance by the Trust; and

2.         When issued and paid for upon the terms provided in the Agreements, the Shares to be issued pursuant to the Registration Statement will be validly issued, fully paid and nonassessable. In this regard, however, we note that the Trust is an entity of the type commonly known as a “Massachusetts business trust” and, under certain circumstances, shareholders of a Massachusetts business trust could be held personally liable for the obligations of the trust.

This opinion is rendered solely in connection with the filing of the Registration Statement. We hereby consent to the filing of this opinion with the SEC in connection with the Registration Statement and to the reference to this firm in the Registration Statement. In giving our consent we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations of the SEC thereunder.

Very truly yours,

/s/ Kirkpatrick & Lockhart Preston Gates Ellis LLP